

RUTH'S CHRIS STEAK HOUSE

RUTH'S
HOSPITALITY GROUP

OPPENHEIMER 14TH ANNUAL CONSUMER CONFERENCE

June 2014



MITCHELL'S FISH MARKET
SEAFOOD RESTAURANT & BAR

RUTH'S HOSPITALITY GROUP

RUTH'S CHRIS® STEAK HOUSE

U.S. PRIME

RHGI.COM | NASDAQ:RUTH

RUTH'S HOSPITALITY GROUP

Disclaimer

This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

This document contains "forward-looking statements" that reflect, when made, the Company's expectations or beliefs concerning future events that involve risks and uncertainties. These forward-looking statements include all statements other than those made solely with respect to historical facts and include, but are not limited to, statements regarding the Company's financial outlook, objectives, plans and goals. Forward-looking statements frequently are identified by the words "believe," "anticipate," "expect," "estimate," "intend," "project," "will be," "will continue," "will likely result," or other similar words and phrases. Actual results could differ materially from those projected, implied or anticipated by these forward-looking statements. Some of the factors that could cause actual results to differ include: reductions in the availability of, or increases in the cost of, USDA Prime grade beef, fish and other food items; changes in economic conditions and general trends; the loss of key management personnel; health concerns about beef or other food products; the effect of competition in the restaurant industry; changes in consumer preferences or discretionary spending; labor shortages or increases in labor costs; the impact of federal, state or local government regulations relating to Company employees, the sale or preparation of food, the sale of alcoholic beverages and the opening of new restaurants; harmful actions taken by the Company's franchisees; the Company's ability to protect its name and logo and other proprietary information; the impact of litigation; the restrictions imposed by the Company's Amended and Restated Credit Agreement; and the risk factors or uncertainties identified in the reports the Company files with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 29, 2013 and subsequently filed Quarterly Reports on Form 10-Q, all of which are available on the SEC's website at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this press release after the date hereof, whether as a result of new information, future events or otherwise.

RUTH'S HOSPITALITY GROUP

OUR PHILOSOPHY



"Do what you love,
love what you do"

– RUTH FERTEL

Iconic Steak House Leader Complemented with Market-Fresh Seafood Concept

Fine Dining Steak House Leader
Celebrating 50 years in 2015

Recognized Commitment to Quality
#1 Consumer Pick four years in a row
Nation's Restaurant News

One of America's most trusted brands
Entrepreneur Magazine

Wine List Awards of Excellence
Wine Spectator

Nationwide and International Footprint
Key U.S. and international markets

Both Company and Franchised Locations

Fresh Upscale Casual Seafood Concept
Founded in 1998

Acquired by Ruth's Hospitality Group
in 2008

Natural Complement
to steak house business

RUTH'S
HOSPITALITY GROUP

Broad Geographical Reach with Strategic Opportunity for Growth



Ruth's Chris Steak House
Mitchell's Fish Market
Columbus Fish Market

International Locations

Palm Beach, Aruba

Canada
five locations

San Salvador, El Salvador

Hong Kong
two locations

Tokyo, Japan

Mexico
two locations

Shanghai, China

Marina Square, Singapore

Taiwan
three locations

Dubai, UAE

RUTH'S HOSPITALITY GROUP


RUTH'S STEAK & LOBSTER HOUSE
RUTH'S CHRIS STEAK HOUSE

EST.

1965

NEW ORLEANS

by Ruth Fertel

TODAY

161 COMPANY AND FRANCHISE RESTAURANTS AND GROWING


RUTH'S CHRIS STEAK HOUSE
OUR STORY
MAKING MEMORIES ON
500°
SIZZLING
PLATES

The Secret Behind the Sizzle

Ruth's Chris Steak House is a timeless, experienced and proven concept that is broadly appealing

We celebrate our heritage and continue to innovate to meet the current and future needs of our guests

Our goal is to be the best steak house experience you have ever had

LET THE

GOOD TIMES

ROLL

Our Atmosphere



Classic American steak house with contemporary touches of whimsy

Designed to transition guests from their "normal" life and into the specialness of the Ruth's Chris experience

Warm and welcoming atmosphere is balanced with modern design elements to evoke high-quality, premium dining

All locations uniquely designed to reflect individual market characteristics and local tastes

Our Food and Beverages





Only the best will do
USDA prime steak – top 2%
Fresh seafood and local produce

Seasonal prix fixe menu

Industry-leading bar menu – drives traffic and trial in off-peak hours

Interactive, educational annual national dinner series across system

Award-winning wine list

Fresh squeezed, handcrafted, mixology-driven cocktail list

Private dining and catering menus

National recognition and awards for culinary and beverage innovation

Our People Make Ruth's Successful



Expert, tenured restaurant team members for consistency of quality and award-winning service

Service team average – 5 years

Executive chef team average – 10 years

Certified sommeliers throughout the system

Dedicated wine, spirits and bar training

Rigorous investment in annual recertification for corporate and franchise team members

Our Legendary Service Produces a World-Class Dining Experience



la·gniappe \'lan-'yap

An unexpected delight – the little extras

Our approach is personalized, warm and thoughtful

Annual lagniappe holiday program

Each location embedded in their local community

Our team members are experts in our food, drink and art of hospitality – inspired by our founder, Ruth Fertel

We know what it takes to create fond memories – and make you eager to return

MITCHELL'S FISH MARKET
SEAFOOD RESTAURANT & BAR

CLOSER TO THE COAST

SERVING THE

REFRESHING

feeling of a

COASTAL ESCAPE

MITCHELL'S FISH MARKET
SEAFOOD RESTAURANT & BAR

OUR ATMOSPHERE



Coastal casual elegance

Designed to transition guests from "normal" life to a coastal seafood restaurant

MITCHELL'S FISH MARKET
SEAFOOD RESTAURANT & BAR

OUR FOOD AND BEVERAGES





Only the best will do

Market catch fresh fish – changes daily and locally customized

Diverse seafood selection

MSC certified signature sea bass

Non-fish and -seafood offerings for broad appeal

Seasonal promotional menus – celebrating coastlines around the world

Coastally inspired market bar menu to drive traffic and trial

Interactive, educational national wine dinner series

Broadly appealing beverage program featuring fresh juice cocktails and accessible wine list

MITCHELL'S FISH MARKET
SEAFOOD RESTAURANT & BAR

OUR PEOPLE


Will Wadsworth
MITCHELL'S FISH MARKET

Our servers are trained seafood experts ready to explain and recommend the best dishes to each guest

RUTH'S HOSPITALITY GROUP

Strategic Initiatives

Focused on Growing Revenues Across Our Three Core Segments Through Traffic Before Using Price...

Special occasion

Holiday special offerings and lagniappe

Exclusive Ruth's Chris events throughout the year

Business/Corporate

Onsite event planners for every client

HD satellite broadcast for multi location events

Off-site catering services

Core Guests/Regular Customers

Culinary innovation with three prix fixe menu launches each year

Sizzle Swizzle & Swirl Happy Hour

Reinvesting in new design and remodels

Sizzle Swizzle & Swirl



Quality investment in happy hour food

Build traffic and drive sales

Consumer perception of value increased

New consideration for first-time users including millennials

Increase current guest usage occasions



RUTH'S HOSPITALITY GROUP

FINANCIAL HIGHLIGHTS

Our balanced total return plan

Multiple Levers to Drive Shareholder Returns...

1 Maintain Healthy Core

Grow sales through traffic

Manage margins

Leverage our infrastructure

2 Disciplined Growth

Find great real estate
Three to five new restaurants per year

Acquire franchise territory at attractive prices

3 Return Excess Capital

Pay a dividend

Return excess capital through debt repayment and share repurchases

RUTH'S HOSPITALITY GROUP

Unique Business Model Allows for Disciplined Growth

Franchise-Owned Growth

- 29 franchisees operating in the US and 10 countries
  - Strong mix of legacy and proven hospitality partners
- Provides approximately $15 million–$16 million in annual royalty fees
- Allows system growth without additional company capital
- 4 restaurants in 2014 pipeline
  - 1 new location opened in Boise, Idaho in Q1
  - 3 additional targeted for remainder of year
- 12 commitments in 2015–2017

Company-Owned Growth

- Largely focused on U.S. markets
- Leverage existing management infrastructure
- Seeking above-average AUVs / margins
- Disciplined deployment of capital for relocations and new construction
- Expanding development pipeline:
  - 3 restaurants in 2014: Denver, Colorado; Gaithersburg, Maryland; Marina del Rey, California
  - 2 signed leases in 2015: Dallas, Texas; St Petersburg, Florida

RUTH'S HOSPITALITY GROUP

Consistent Revenue and Traffic Growth

($ in millions)

AUV Trends

RUTH'S CHRIS STEAK HOUSE



$5.1MM
$4.1MM
$4.3MM
$4.5MM
$4.8MM
$5.0MM
2008
2009
2010
2011
2012*
2013

	2008	2009	2010	2011	2012*	2013
Comp Sales %	-10.3%	-19.5%	+4.0%	+5.4%	+5.2%	+5.3%

- Q1'14 marked the 16th consecutive quarter of positive comparable sales growth at Ruth's Chris Steak House

MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR



$3.6MM
$3.6MM
$3.6MM
$3.7MM
$3.7MM
2009
2010
2011
2012*
2013

	2009	2010	2011	2012*	2013
Comp Sales %		-0.4%	-1.0%	+2.5%	+0.3%

- While severe weather impacted Mitchell's Fish Market in Q1'14, comp sales have been modestly positive the past two years

1. FY 2012 excludes 53rd week

RUTH'S HOSPITALITY GROUP

Consistent Revenue and Traffic Growth

($ in millions)

Pro Forma Sales



$616MM
$535MM
-13.1%
$565MM
+5.6%
$600MM
+6.2%
$643MM
+7.2%
$688MM
+7.0%
$186MM
+5.5%
Company
Franchise
2008
2009
2010
2011
2012[1]
2013
Q1 2014

Full Year Location Count

	2008	2009	2010	2011	2012[1]	2013	Q1 2014
Company	88	86	87	85	86	85	85
Franchise	64	66	67	68	72	75	75
Total	152	152	154	153	159	161	161

1. FY 2012 excludes 53rd week

RUTH'S HOSPITALITY GROUP

Consistent EBITDA Growth

($ in millions)

Adjusted EBITDA[1]



$38MM
$36MM
-5.3%
$40MM
+11.1%
$42MM
+5.0%
$45MM
+7.1%
$51MM
+13.3%
$17MM
+1.1%
2008
2009
2010
2011
2012
2013
Q1 2014

1. Adjusted EBITDA, a non-GAAP financial measure, excludes interest, taxes, depreciation, amortization, gain/loss on assets, losses on impairment, and restructuring benefits/expenses. For a reconciliation of adjusted EBITDA, a non-GAAP financial measure, to net income, see the reconciliation tables furnished as Exhibit 99.2 to our Current Report on Form 8-K.

Solid Financial Results in Q1 2014

- Total revenues grew 3.6% to $109.7MM despite weather challenges in Q1[1]
  - RCSH comparable sales increased 2.6%
    - *Traffic increased 2.1%, average check increased 0.4%*
  - MFM comparable sales decreased 4.3%
    - *Traffic decreased 9.1%, average check increased 5.3%*
- Beef costs up 4% in Q1, beef locks secured in early Q2 to mitigate expected inflation of 5 to 8% for balance of the year
  - 50% of beef needs for the remainder of 2014 secured at plus 5%
- Income from continuing operations increased from $8.8MM to $9.1MM
  - Net margin increased from 7.2% to 8.1%

1. Estimated $2MM/200bps affect in Q1'14 from severe winter weather and the shift of Easter into Q2 from Q1 last year

INVESTMENT SUMMARY



- **Proven business model for almost 50 years**
  - Stable franchise base generates steady and profitable revenue stream
- **Consistent traffic, revenue, and EPS growth**
- **Multiple levers to drive shareholder return**
  - Manage our core business
  - Disciplined growth
  - Multiple options to return excess capital
    - *Dividends*
    - *Debt repayment*
    - *Share repurchases*

RUTH'S HOSPITALITY GROUP

RUTH'S CHRIS STEAK HOUSE

U.S. PRIME

RHGI.COM | NASDAQ:RUTH



RUTH'S CHRIS STEAK HOUSE

RUTH'S HOSPITALITY GROUP

Oppenheimer 14th Annual Consumer Conference

June 2014



MITCHELL'S FISH MARKET

SEAFOOD RESTAURANT & BAR